Fervo Energy Company 811 Main St, 1700 Houston, TX 77002
Fervo Energy Reports Second Quarter 2026 Results
Houston, TX - August 12, 2026 - Fervo Energy Company (“Fervo” or the “Company”) (NASDAQ: FRVO), the
global pioneer of next-generation geothermal energy, today reported financial and operational results for the second quarter ended June 30, 2026.
"Fervo continues to demonstrate the power of enhanced geothermal at scale," said Tim Latimer, CEO and Co-
founder of Fervo. "We believe that demand for firm, carbon-free power has never been stronger, and our commercial pipeline reflects that - we're converting our extensive resource portfolio into shovel-ready capacity quarter after quarter. Alongside that growth, commissioning at Cape Station Phase I, record-setting drilling at
Phase II, and continued derisking of our pipeline all bring Fervo closer to the goal of making geothermal the world's cheapest, most reliable form of power."
BUSINESS AND OPERATIONAL HIGHLIGHTS
•Continued to see strong growth in power demand across all categories of buyers, with behind-the-meter capabilities playing a growing role in meeting that demand outside conventional grid interconnection timelines.
•Raised its long-term development target to 1.1 gigawatts by 2030 - a 100-megawatt increase - as commercial and technical confidence in the Company's pipeline continues to build.
•Advanced Cape Station Phase I toward commercial operation, achieving mechanical completion on
GeoBlocks 1 and 2 and progressing commissioning, with GeoBlock 3 mechanical completion expected in the coming months. GeoBlock 1 first power is targeted for the fourth quarter of 2026, with full production anticipated by year-end; GeoBlocks 2 and 3 are expected to reach initial power in early 2027.
•Set a new company drilling record with Sawtooth 7 - the ninth Fervo 3.0 well and most complex well design to date - reaching a measured depth of nearly 19,500 feet in a 460°F resource with a spud-to-total-depth of just 21 days.
•Progressed Cape Station's second phase of development, with eight GeoBlocks slated to come online in 2028, and added a third Helmerich & Payne rig in line with the Phase II development plan.
•Accelerated pipeline maturation, moving eight GeoBlocks (400 megawatts) into Advanced Development while advancing 10.5 gigawatts of capacity potential across two new GeoClusters into Early Development.
FINANCIAL HIGHLIGHTS
•Marked its debut as a public company in the second quarter of 2026, completing its IPO and raising approximately $2.2 billion in gross proceeds.
•Reported Q2 2026 operating loss of $28.7 million and net loss of $55.9 million.
•Reported Q2 2026 capital expenditures of $226.5 million, compared to $108.0 million in Q2 2025, reflecting continued investment in Cape Station development and construction activities.
•Expect total capital expenditures of approximately $850.0 to $900.0 million in the second half of 2026, in line with previously disclosed expectations, reflecting continued construction activity at Cape Station as well as broader pipeline development activities, including long-lead procurement and appraisal work across the
Company's GeoCluster portfolio.
BUSINESS UPDATES
Commercial
Fervo continues to see robust commercial demand for firm, carbon-free power, driven by the scale of AI and data center build-out, the re-shoring of domestic manufacturing, and broader electrification straining existing grid capacity. Buyers across categories – utilities, industrial offtakers, and hyperscale data center developers –
continue to seek out Fervo's 24/7 geothermal power as a differentiated solution to that demand, and the
Company's commercial pipeline reflects that momentum.
As part of its GeoCluster approach to AI data center development, Fervo is pursuing behind-the-meter delivery pathways in addition to conventional grid-delivered power purchase agreements - structures under which the
Company delivers baseload power directly to a customer's on-site load, alongside ancillary energy systems developed by others, rather than through the grid. Fervo believes that behind-the-meter developments will serve as a critical bridge for customers that urgently need power sooner than the grid can provide, and that these developments will be connected to the grid over time.
Construction
Cape Station Phase I is an approximately 100-megawatt installation comprising three 33-megawatt GeoBlocks.
Fervo has achieved mechanical completion on GeoBlocks 1 and 2, with mechanical completion of GeoBlock 3 expected over the coming months. Commissioning on GeoBlock 1 continued throughout the quarter with the first set of wells having been connected to the power plant, moving geothermal brine through the heat exchangers and spinning the turbines. Fervo expects to begin generating test power at GeoBlock 1 in the fourth quarter of 2026, with full production anticipated by year-end. GeoBlocks 2 and 3 are expected to follow a similar sequence, with initial power in early 2027 ramping to full power over the ensuing months.
Fervo's second phase of development at Cape Station, 400 megawatts across eight 50-megawatt GeoBlocks, continues to advance toward its 2028 delivery date, building on the lessons of Phase I. This expansion incorporates the Company's 3.0 well design, with longer laterals and larger-diameter casing than Phase I, engineered to increase power output per well while reducing installed cost per kilowatt. During the quarter, Fervo drilled Sawtooth 7, its ninth Fervo 3.0 well, reaching a measured depth of nearly 19,500 feet in a 460°F resource in just 21 days spud-to-total-depth, a new Company record for drilling pace on its most complex well design to date.
The drilling performance of the Sawtooth 7 well, combined with its design and resource temperature, underpins
Fervo's confidence in its cost trajectory. Based on progress to date, Fervo continues to expect Phase II to achieve an all-in cost of $5,500 per kilowatt, a key step toward its long-term target of $3,000 per kilowatt.
Portfolio
Fervo's development pipeline, which totaled more than 50 gigawatts as of quarter-end, continued to advance during the second quarter. Approximately 400 megawatts moved from Early Development into Advanced
Development, driven by progress at one of the Company's leading prospects, where Fervo completed geological surveys, secured appraisal permits, initiated origination activities, and submitted an interconnection queue application. Separately, two additional GeoClusters totaling 10.5 gigawatts of capacity potential entered Early
Development, following newly completed heat-initially-in-place studies by independent engineering firm
DeGolyer and MacNaughton. Fervo also anticipates beginning an appraisal drilling program in Q4 2026.
Fervo's current land portfolio spans over 650,000 acres.
Financing
In May 2026, Fervo completed its initial public offering (IPO) and listed on Nasdaq. The IPO was significantly upsized and priced well above the initial range, resulting in gross proceeds of approximately $2.2 billion, including the full exercise of the underwriters' over-allotment option. The IPO allows Fervo to accelerate its strategic priorities, as the Company prepares to place over a gigawatt of capacity online by the end of the decade.
Earlier in the quarter, Fervo repaid all outstanding borrowings under the loan agreements with XRL ALC, LLC
(the “XRC Facility”) using proceeds from the Project Granite Facility, the $421 million non-recourse project debt financing for the first phase of Cape Station that Fervo closed in Q1 2026, and the XRC Facility was terminated.
CONFERENCE CALL
Fervo will host a conference call to discuss its second quarter 2026 business, operational and financial highlights at 10:00 a.m. ET (9:00 a.m. CT) today, August 12, 2026. A live webcast of the conference call will be available in the “Events” section of the Company’s investor relations website at ir.fervoenergy.com. A replay of the call will be available shortly after the live webcast’s conclusion.
ABOUT FERVO
Fervo Energy (NASDAQ: FRVO) is a modern power company built around one of the market’s most important needs: affordable, dependable new power supply. Through the large-scale deployment of enhanced geothermal systems, Fervo has established a repeatable, industrial approach to building utility-scale power. The Company is transforming geothermal into a clean, reliable, cost-competitive solution designed to meet rising demand from AI hyperscalers, utilities, and a more electricity-intensive economy. For more information, visit
www.fervoenergy.com.
FORWARD-LOOKING STATEMENTS
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which involve risks, uncertainties, and assumptions. All statements, other than statements of historical fact, are forward-looking statements. When used in this press release, the words
“aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,”
“intend,” “may,” “model,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “project,” “seek,” “should,”
“target,” “will,” “would,” and similar expressions (including the negative of such terms) are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.
Although Fervo believes that the expectations and assumptions reflected in its forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond Fervo’s control. Accordingly, forward-looking statements are not guarantees of future performance, and
Fervo’s actual outcomes could differ materially from what Fervo has expressed in its forward-looking statements.
Factors that could cause the outcomes to differ materially include (but are not limited to) the following: risks related to expanding our geothermal operations and accessing new markets; challenges in maintaining compliance with extensive environmental regulations and permitting requirements; uncertainties in forecasting future operational results and growth due to economic conditions and market demand; compliance with environmental regulations and climate change initiatives impacting operational costs; inherent risks in the geothermal industry, including potential operational disruptions and associated liabilities; the influence of consumer preferences, government policies, and competition on the demand for geothermal energy; risks associated with fluctuations in energy prices and material costs; dependence on a complex supply chain and successful maintenance of our geothermal infrastructure; financial performance influenced by fluctuations in interest rates, capital availability, and other market conditions; capacity actually constructed or for which we enter power purchase agreements under non-binding agreements, like the Geothermal Framework Agreement; exposure to legal proceedings and claims arising from our business operations; protecting our brand reputation and facing potential negative public perception; negative public perception and political opposition impacting our ability to secure regulatory approvals and market acceptance; the successful and timely execution of our growth strategy, with risks of delays or failures; reliance on key personnel and the potential impact of labor costs and workforce challenges; heavy reliance on technology systems and potential cybersecurity threats; global economic and political conditions affecting our operations, supply chain, and customer demand; the risk that our estimates of capacity potential and heat initially in place are inaccurate or that we are unable to produce quantities of electrical energy commensurate with such estimates; and other risks and uncertainties, including those set forth under “Risk Factors” in Fervo’s
Registration Statement on Form S-1/A, filed with the Securities and Exchange Commission (the “SEC”) on May
11, 2026, and Fervo’s other filings with the SEC.
In light of these factors, the events anticipated by Fervo’s forward-looking statements may not occur at the time anticipated or at all. Moreover, Fervo operates in a very competitive and rapidly changing environment, and new risks emerge from time to time. Fervo cannot predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those anticipated by any forward-looking statements it may make. Accordingly, you should not place undue reliance on any forward-looking statements. All forward-looking statements speak only as of the date of this press release or, if earlier, as of the date they were made. Fervo does not intend to, and disclaims any obligation to, update or revise any forward-looking statements unless required by applicable law.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(Dollars and shares in thousands except per share amounts)	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenues ..........................................................................	$113	$—	$174	$—
Costs and expenses:
Operation and maintenance .........................................	306	158	788	410
Research and development (income) expense, net .......	(712)	395	(784)	359
General and administrative expense .............................	27,427	9,484	44,417	17,163
Operating lease expense ...............................................	1,490	205	4,110	2,194
Depreciation and amortization ......................................	344	56	437	103
Operating loss ..............................................................	(28,742)	(10,298)	(48,794)	(20,229)
Other income (expense):
Interest income ...............................................................	10,521	601	13,336	2,629
Interest expense ..............................................................	(2,215)	(1,739)	(4,932)	(2,966)
Other non-operating expense, net ...................................	(35,478)	—	(47,354)	(16)
Loss before income taxes ..................................................	(55,914)	(11,436)	(87,744)	(20,582)
Income tax expense ...........................................................	(1)	(2)	(1)	(2)
Net loss ...........................................................................	$(55,915)	$(11,438)	$(87,745)	$(20,584)

Net loss per share information: .......................................
Net loss ........................................................................	$(55,915)	$(11,438)	$(87,745)	$(20,584)
Less: Remeasurement of redeemable noncontrolling interest ..........................................................................	(3,612)	(189)	(7,046)	(189)
Net loss attributable to common stock, basic and diluted ..........................................................................	(59,527)	(11,627)	(94,791)	(20,773)
Weighted average common stock, basic and diluted (1) ...................................................................	157,003	8,844	83,643	8,902
Net loss per share attributable to common stockholders, basic and diluted (1) .............................	$(0.38)	$(1.31)	$(1.13)	$(2.33)
(1) Shares for periods presented have been retroactively adjusted to reflect the 0.7194-for-1 reverse stock split effected on May 14, 2026 in connection with the Company’s IPO. See Note 1 – Nature of Business and Note 2 – Significant Accounting Policies in the notes to condensed consolidated financial statements for details.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(Dollars and shares in thousands)	As of June 30,	As of December 31,
	2026	2025
ASSETS
Current assets:
Cash and cash equivalents ....................................................................................................	$2,106,371	$461,836
Grant receivables ..................................................................................................................	17,177	10,580
Prepaid expenses and other ..................................................................................................	30,634	9,714
Total current assets ..........................................................................................................	2,154,182	482,130
Deposits ................................................................................................................................	12,602	15,234
Construction-in-process .......................................................................................................	1,235,160	789,571
Operating leases right-of-use assets .....................................................................................	88,667	58,713
Restricted cash ......................................................................................................................	11,000	6,000
Other long-term assets ...........................................................................................................	33,478	13,520
Total assets ......................................................................................................................	$3,535,089	$1,365,168
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable .....................................................................................................................	$29,667	$10,789
Accrued capital expenditures ...................................................................................................	173,961	119,303
Current portion of long-term debt ............................................................................................	11,042	—
Operating lease liabilities .......................................................................................................	24,744	4,822
Other current liabilities ...........................................................................................................	10,614	16,997
Total current liabilities .......................................................................................................	250,028	151,911
Long-term debt, net of issuance costs and current portion ......................................................	217,376	172,837
Operating lease liabilities .......................................................................................................	85,123	72,639
Other long-term liabilities .......................................................................................................	1,749	11,407
Total liabilities ................................................................................................................	554,276	408,794
Commitments and Contingencies (Note 19) ............................................................................

Mezzanine equity
Redeemable convertible preferred stock, par value $0.0001 per share; 0 and 283,546 authorized; 0 and 279,995 issued and outstanding as of June 30, 2026 and December 31, 2025 ...	—	1,022,942
Redeemable noncontrolling interest
Cape Phase I HoldCo - Redeemable noncontrolling interest ................................................	105,118	102,586
Cape Phase I Intermediate HoldCo - Redeemable noncontrolling interest ...........................	81,858	77,344
Stockholders’ equity (deficit):
Common stock, par value $0.0001 per share; 0 and 358,279 authorized; 0 and 9,457 issued as of June 30, 2026 and December 31, 2025, respectively(1) ...............................................	—	1
Class A common stock, par value $0.0001 per share; 1,000,000 and 0 authorized; 286,869 and 0 issued as of June 30, 2026 and December 31, 2025, respectively .............................	29	—
Class B common stock, par value $0.0001 per share; 40,000 and 0 authorized; 7,785 and 0 issued as of June 30, 2026 and December 31, 2025, respectively .......................................	1	—
Additional paid-in capital	3,126,084	—
Treasury stock, at cost; 0 shares and 270 shares as of June 30, 2026 and December 31, 2025, respectively(1) .................................................................................................................	—	(1,960)
Accumulated deficit ................................................................................................................	(332,277)	(244,539)
Total stockholders’ equity (deficit) .......................................................................................	2,793,837	(246,498)
Total liabilities, mezzanine equity, and stockholders’ equity (deficit) ............................	$3,535,089	$1,365,168
(1) Shares for periods presented have been retroactively adjusted to reflect the 0.7194-for-1 reverse stock split effected on May 14, 2026 in connection with the Company’s initial public offering (“IPO”). See Note 1 – Nature of Business and Note 2 – Significant Accounting Policies for details.
CONTACTS
Investor Relations
investor.relations@fervoenergy.com
ICR, Inc.
Fervo@icrinc.com
V2 Communications for Fervo Energy
fervo@v2comms.com